Other Current Assets	12 Months Ended
Dec. 31, 2016
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Current Assets

Note 3—Other Current Assets

Other current assets consisted of the following at December 31, 2016 and 2015:

Description	2016	2015
Deferred offering costs	111,641	28,876
Prepaid expenses	259,921	469,922

Total other current assets	$371,562	$498,798

Deferred offering costs at December 31, 2016 include $111,641 in costs incurred from third parties in connection with the renewal of the Company’s shelf registration statement. Deferred offering costs at December 31, 2015 included $28,876 in costs incurred from third parties in connection with the implementation of a $1.5 million and $15 million purchase agreement in November 2012 pursuant to which Opexa had the right (now terminated) to sell to Lincoln Park Capital Fund, LLC shares of its common stock, subject to certain conditions and limitations.

As of December 31, 2015, the remaining costs of $38,938 in connection with the Merck Serono Agreement were included in other current assets (see Note 1). Such costs were amortized during 2016 and no balance remained at December 31, 2016. Also included in prepaid expenses is an advance to Pharmaceutical Research Associates, Inc. (“PRA”), a CRO providing services to Opexa, in the amount of $45,365 as well as $174,400 of prepaid insurance for Opexa’s directors’ and officers’ liability insurance. The remaining balance in prepaid expenses is attributable to various service and maintenance contracts.